UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1,  2018

(Exact name of registrant as specified in its charter)

Commission file number:  1-33741

Delaware	38-3765318
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

P. O. Box 224866, Dallas, Texas 75222-4866	(214) 977-8222
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  On March 1, 2018, the Board of Directors of A. H. Belo Corporation (the “Company”) approved the promotion of Grant S. Moise, the Company’s current Executive Vice President/General Manager, The Dallas Morning News and named executive officer, to Executive Vice President / Publisher and President, The Dallas Morning News effective March 5, 2018.  A copy of the announcement press release is furnished with this report as Exhibit 99.1.

On March 1, 2018, the Compensation Committee of the Company approved changes to the vesting and payout schedule of time-based, long-term cash incentive (“LTCI”) compensation beginning with 2018 grants for its named executive officers:  James M. Moroney, Grant S. Moise, Katy Murray, Christine E. Larkin and Michael J. O’Hara.  Beginning with 2018 grants, the executive officers’ LTCI payments will vest over a three-year period instead of over a two-year period, and the first tranche representing 40% of the grant will vest three (3) trading days after the earnings release for the prior fiscal year, 30% will vest three (3) trading days after the earnings release for each of the next two fiscal years thereafter.  Each tranche of these LTCI’s will be paid within ten (10) business days after vesting.  LTCI payments are made outside of the Company’s 2017 Incentive Compensation Plan.  LTCI payments will continue to represent 67% of the named executive officers’ (other than Mr. Moroney’s which is 50%) total long-term incentive compensation, and time-based restricted stock units (“TBRSUs”) under the Company’s 2017 Incentive Compensation Plan (“ICP”) will continue to represent 33% of such long-term incentive compensation.

Mr. Moroney will continue to be granted 50% of his total long-term incentive compensation amount in the form of TBRSUs under the ICP and 50% in the form of time-based cash outside of the ICP. The TBRSU equity compensation and LTCI compensation structure is intended to accomplish several objectives, including: (1) managing share usage and dilution to acceptable levels; (2) aligning the interests of executives with those of shareholders; (3) providing retention to key executives over a multi-year period; (4) enhancing the Company’s ability to recruit executives who can further diversify sources of revenue and grow EBITDA; and (5) ensuring that the total expense incurred is consistent with the value delivered to executives.  For 2018, the Compensation Committee approved the following amounts of LTCI compensation to its named executive officers:

Name	2018 LTCI
James M. Moroney III.........................................................................................	$487,500
Katy Murray.......................................................................................................	$150,000
Grant S. Moise...................................................................................................	$200,000
Christine E. Larkin...............................................................................................	$100,000
Michael J. O’Hara...............................................................................................	$75,000

The TBRSUs granted to each of the Company’s named executive officers on March 1, 2018 are as follows:

Name	2018 TBRSUs	$ Value on Date of Grant
James M. Moroney III.........................................................................................	94,660	$487,000
Katy Murray.......................................................................................................	14,563	$75,000
Grant S. Moise...................................................................................................	19,417	$100,000
Christine E. Larkin...............................................................................................	9,708	$50,000
Michael J. O’Hara...............................................................................................	7,281	$37,500

The terms and conditions of the vesting of the TBRSU awards are substantially the same as prior year grants.  These TBRSUs vest at the rate of 40% at the end of year one, and 30% at the end of each of years two and three.  The Compensation Committee also approved a change to the criteria for accelerated vesting of long-term incentive awards upon retirement.  Long-term incentive awards will continue to provide for accelerated vesting at age 55, however the number of required years of service has been increased from three (3) years to seven (7) years of service prior to becoming eligible for accelerated vesting upon retirement.  Participants who had already age- and service-vested with three-years of service prior to the effective date of this change have been grandfathered.

In connection with his promotion, the Compensation Committee increased Mr. Moise’s annual base salary from $475,000 to $500,000. The Compensation Committee determined not to make any other changes in base salaries of its named executive officers for 2018.  The following are the 2018 base salaries for each of our named executive officers:

Name	2018 Base Salary
James M. Moroney III.........................................................................................	$600,000
Grant S. Moise...................................................................................................	$500,000
Katy Murray.......................................................................................................	$325,000
Christine E. Larkin...............................................................................................	$300,000
Michael J. O’Hara...............................................................................................	$300,000

In addition, the Company’s executive officers will be eligible to receive cash incentive bonuses under the ICP, expressed as a percentage of base salary:  Jim Moroney – 85%; Katy Murray – 40%; Christine Larkin – 35% and Michael O’Hara – 35%.  In connection with his promotion, Mr. Moise’s cash incentive bonus percentage was increased from 70% to 80%. The percentages for the other named executive officers remained at 2017 levels.  One-half of the cash incentive bonus opportunity will be based upon financial performance metrics, and one-half on individual objectives.  For 2018, the financial performance metrics will be weighted as follows: (i) 40% against publishing revenue and EBITDA, split 50% on revenue and 50% on EBITDA; (ii) 40% against marketing services and other revenue and EBITDA, split 50% on revenue and 50% on EBITDA; and (iii) 20% against consolidated EBITDA. Threshold, target and maximum performance and payout ranges for the marketing services and other revenue component is 85%, 100% and 115%, respectively, for performance and 10%, 100% and 200%, respectively, for payout. Threshold, target and maximum performance and payout ranges for the publishing revenue component is 95%, 100% and 105%, respectively, for performance and 10%, 100% and 200%, respectively, for payout. Threshold, target and maximum performance and payout ranges for the EBITDA components are 85%, 100% and 115%, respectively, for performance and 10%, 100% and 200%, respectively, for payout.  Individual objectives are comprised of individual performance metrics, based on a point system allocated to each objective which includes threshold, target and maximum performance and payout ranges for each objective of 50%, 100% and 150%, respectively. Payouts of any bonuses to the executive officers under the 2018 annual cash incentive program will require the Company’s overall achievement of at least 70% of target consolidated EBITDA.

In connection with his Employment Agreement, as amended, Mr. Timothy Storer, President of the Company’s DMV Portfolio Companies (now known as Belo + Company) was eligible to receive time-based restricted stock units in 2018 with an annual at-target value of $500,000 per grant, provided that Mr. Storer remained employed by the Company, and the DMV Portfolio Companies’ prior year consolidated adjusted EBITDA was at least 95% of target.  Mr. Storer achieved 100% of target 2017 consolidated adjusted EBITDA, and as a result, on March 1, 2018, was granted 97,087 TBRSUs, which will vest over a period of three years (40/30/30) and payout 60% in shares of Series A Common Stock and 40% in cash.  In addition, pursuant to the terms of his Employment Agreement, Mr. Storer’s 2018 base salary will increase 2.5% from $450,000 to $461,250.  Mr. Storer’s Employment Agreement dated March 2, 2017 was previously filed with the Securities Exchange Commission on Form 8-K filed March 6, 2017. The First Amendment to Mr. Storer’s Employment Agreement was previously filed with the Securities Exchange Commission on Form 8-K filed September 8, 2017.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1  Press Release issued by A. H. Belo Corporation on March 1, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 2, 2018	A. H. BELO CORPORATION

	By:	/s/ Christine E. Larkin
Christine E. Larkin
Senior Vice President/General Counsel &
Secretary

EXHIBIT INDEX

Exhibit No. 99.1  Press Release issued by A. H. Belo Corporation on March 1, 2018